United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2013

China Health Industries Holdings, Inc.

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(Exact name of Company as specified in charter)

Delaware	000-51060	86-0827216
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

168 Binbei Street, Songbei District, Harbin City

Heilongjiang Province, People’s Republic of China 150028

  (Address of principal executive offices) (Zip Code)

Company’s telephone number, including area code: 86-451-88100688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 15, 2013, China Health Industries Holdings, Inc., a corporation incorporated under the laws of the State of Delaware (the “Company”) dismissed De Joya Griffith & Company, LLC (“De Joya”) as the Company’s independent registered public accounting firm. The decision to dismiss De Joya was approved by the Company’s sole director.

The principal accountant’s report of De Joya on the financial statements of the Company as of and for the fiscal year ended June 30, 2011 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company’s audit for the fiscal year ended June 30, 2012 has not yet been commenced. De Joy was engaged by the Company effective June 24, 2011.

During the Company’s two most recent fiscal years and the subsequent interim period through July 15, 2013, there were no disagreements with De Joya on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to De Joya’s satisfaction would have caused it to make reference thereto in connection with its report. During the Company’s two most recent fiscal years and the subsequent interim period through July 15, 2013, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided De Joya with a copy of the foregoing disclosure and requested De Joya to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated July 18, 2013, furnished by De Joya, is filed as Exhibit 16.1 to this Form 8-K.

On July 15, 2013, the Company’s sole director approved the engagement of KCCW Accountancy Corp. (“KCCW”) as the Company’s independent registered public accounting firm to audit its financial statements for the fiscal years ended June 30, 2013 and 2012.

During the Company’s two most recent fiscal years and the subsequent interim period through July 15, 2013, neither the Company nor anyone on its behalf consulted with KCCW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that KCCW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter from De Joya Griffith & Company, LLC dated July 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2013

CHINA HEALTH INDUSTRIES HOLDINGS, INC.

By:	/s/ Xin Sun
Name:	Xin Sun
Title:	Chief Executive Officer and Chief Financial Officer